Exhibit 99.1
Targeting Amyloid Beta Oligomers: A Disruptive Approach to the Treatment of Alzheimer’s Disease August 2024

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Overview

THE CHALLENGE IN ALZHEIMER'S

- Only **2** approved disease-modifying therapies
- 35+ years of research mainly focused on beta amyloid (Aβ) & plaques
- Major unmet need remains
- Rapidly growing population of people with Alzheimer's disease

THE OPPORTUNITY

Strong scientific evidence supports the Amyloid Oligomer Hypothesis:

Oligomers — not plaques — are the **MOST NEUROTOXIC** form of Aβ in AD

Oligomers of both α-synuclein & Aβ drive DLB

OUR SOLUTION

CT1812: An orally delivered small molecule that potently antagonizes amyloid oligomers via a unique mechanism of action

- ✓ **PHASE 2 PoC** data demonstrated ~40% mean improvement in cognitive measures vs placebo in mild-moderate AD
- ✓ **PHASE 2 PoC** in early-mild AD currently enrolling with partners at ACTC
- ✓ In clinical trials for two additional indications
- ✓ Clinical studies to date show favorable tolerability

3

COGNITION Therapeutics

4 • Pooled (100 and 300mg arms) CT1812 treatment slowed cognitive decline by 39% on ADAS-Cog 11 vs placebo • All key cognitive and functional outcome measures trending in favor of CT1812 • Efficacious dose with good safety profile • Well-designed and executed study • Supports advancing clinical development Breaking News – SHINE Proof-of-Concept Phase 2 Study CT1812 is Among Few Oral Candidates Showing Cognitive Impact in Moderate Patients cogrx.com/publications

5 SHINE Phase 2 Safety and Efficacy Study in Adults with Mild-to-Moderate Alzheimer’s Disease Inclusion and Exclusion • AD diagnosis • PET or CSF biomarker definition of AD • MMSE 18-26 • MRI w/o significant abnormality • No MDD, schizophrenia, bipolar disorder • Stable regimen of AChEI or memantine permitted Placebo CT1812 100 mg CT1812 300 mg Oral QD Administration 1:1:1 Treatment Period 6 months Objectives • Safety/tolerability • Principal cognitive measure: ADAS-Cog 11 • Exploratory including: - ADAS-Cog 13 - ADCS-ADL & CGIC - NTB - MMSE • Biomarkers (CSF/Plasma) • Plasma CT1812 exposure 153 participants randomized in Australia, Netherlands, Spain, Czechia, and U.S. SHINE COG0201 study (NCT03507790) partially funded by $31M NIA grant R01AG058660

6 • PET- or biomarker-confirmed Alzheimer’s disease • Majority of participants were female (60%), Caucasian (96%), approximately 72 years of age • Mean MMSE score upon entry: 21.37 • ~60% of patients were carriers of the ApoE4 gene • Characteristics well-balanced between all 3 arms SHINE Patient Population

7 SHINE Cognitive Endpoints: ADAS-Cog 11 and MMSE Magnitude of ADAS-Cog 11 decline at 6 months similar to approved MAbs ADAS-Cog 11 MMSE Pooled vs. pbo: 70% slowing Pooled vs. pbo: 39% slowing Note: n's are at Day 182

8 SHINE Cognitive Endpoints: ADAS-Cog 13, Cognitive Composite Consistent results across multiple cognitive endpoints ADAS-Cog 13 Cognitive Composite Pooled vs. pbo: 39% slowing Pooled vs. pbo: 50% slowing Note: n's are at Day 182

9 • CT1812 demonstrated a favorable safety and tolerability profile • Most TEAEs were mild or moderate in severity • Similar percentages of adverse events in treated (76.5%) and placebo (78%) groups • No discontinuations due to AEs in the 100mg dose group • Most discontinuations were in 300mg dose group and all the reportable liver enzyme elevations were in 300mg dose group Summary of SHINE Safety and Tolerability findings Adverse Events CT1812 Placebo 76.5% 78% Serious AEs CT1812 Placebo 4.9% 10% Deaths CT1812 Placebo 0 1 (cancer)

10 SHINE Response at 6 months Comparable to Approved MAbs Once-daily pill • no ARIA • 39% slowing at 6 months vs Leqembi’s 26% at 18 months 1. van Dyck C et al. Lecanemab in Early Alzheimer’s Disease (2023) NEJM 388:9-21 CLARITY1 : ADAS-Cog 14 response in early AD (MMSE 22-30) Adjusted Mean Change from Baseline 0 1 2 3 4 5 6 0 3 6 9 12 15 18 Visit (mo) • Lecanemab • Placebo 1.4-point difference ~26% slowing with lecanemab SHINE Results 1.7 pt difference at 6 months 39% slowing pooled CT1812 vs. placebo Placebo decline in SHINE steeper w moderate AD

11 SHINE: Summary Exploratory Outcomes - Percent Slowing Day 182 Effect as large or larger than approved MAbs ADAS-Cog 11 ADAS-Cog 13 MMSE Cognitive Composite CT1812 Pooled1 39% 39% 70% 50% Lecanemab2 (at 18mo) -- 26% (ADAS-Cog 14) -- 24% (ADCOMS) Donanemab3 (at 18 mo) -- 20% (ADAS-Cog 13) 16% (MMSE) 22% (iADRS) Note: data shown for benchmarking only; no head-to-head studies have been conducted 1. Percentages reflect mean changes from baseline compared to placebo 2. van Dyck C et al. Lecanemab in Early Alzheimer’s Disease (2023) NEJM 388:9-21 3. Sims JR et al. Donanemab in Early Symptomatic Alzheimer Disease (2023) JAMA. 2023;330(6):512-527

START: Proof-of-Concept 540-Person Study in Early AD

Funded through $81M NIA Grant

- N = 540 with early Alzheimer's
- Supported by $81 M NIA grant awards (R01AG065248)
- First study to allow lecanemab as background therapy in combination with CT1812
- Conducted in collaboration with ACTC (U24AG057437)
- START COG0203 study (NCT05531656)

Enrollment Criteria	Treatment Period 18 months	Assessments
- Ages 50-85 - Diagnosis of MCI due to AD or mild AD dementia - Brain amyloid via PET - MRI - MMSE: 20-30	Randomized 1:1:1 CT1812 200 mg CT1812 100 mg Placebo Oral QD Administration	- Safety - Cognitive and functional testing: - CDR-SB - ADAS-Cog 13, - ADCS-ADL-MCI - Biomarkers

START COG0203

MMSE, Mini-Mental State Examination; MRI, magnetic resonance imaging; QD, daily; NIA, National Institute on Aging; ACTC, Alzheimer's Clinical Trials Consortium

12

COGNITION Therapeutics

13 CT1812 is Also Being Investigated in two Additional Indications Alzheimer’s Disease Dementia with Lewy Bodies Dry AMD Geographic Atrophy

α-Syn Dementias are Second only to AD in Prevalence

- In the U.S. an estimated 1.4 million people[1] have dementia with Lewy bodies (DLB)
- It is estimated that 50-80% of patients with DLB have Aβ as well as α-synuclein[2] pathology
- Core symptoms of DLB include:
  - Progressive cognitive decline
  - Fluctuating cognition with variations in attention
  - Impaired visuospatial perception
  - Recurrent visual hallucinations
  - REM sleep disorder

Dementias

Estimated US Population


DLB
Alzheimer's Disease
Parkinson's Disease
Vascular Dementia
Frontotemporal Dementia

1) Lewy Body Dementia Association. About LBD. Available from: https://www.lbda.org/about-lbd
2) Int J Mol Sci. 2023 Jun; 24(12): 10215. doi: 10.3390/ijms241210215

14

COGNITION Therapeutics

15 SHIMMER: Proof-of-Concept Trial Investigating CT1812 in DLB Sponsored by $30 M NIA grant • Randomization to oral CT1812 (100 or 300mg) or placebo • Enrolled 130 adults with mild-to-moderate DLB • Not powered for statistical significance • Topline results YE 2024 • Collaboration with LBDA and University of Miami DLB, Dementia with Lewy Bodies; MMSE, Mini-Mental State Examination; MRI, magnetic resonance imaging; QD, daily; NIA, National Institute on Aging; LBD, Lewy Body Dementia; EEG, electroencephalogram Enrollment Criteria Treatment Period 6 months Assessments ‐ Age 50-85 ‐ DLB diagnosis ‐ MRI ‐ MMSE: 18-27 ‐ Safety ‐ Global CGIC ‐ Cognition ‐ MoCA, MMSE, CDR ‐ Function ‐ Epworth Sleep ‐ UPDRS III ‐ ADL ‐ Biomarkers Placebo CT1812 100 mg CT1812 300 mg Oral QD Administration Randomized 1:1:1

16 Rationale for CT1812 in Dry AMD/Geographic Atrophy Opportunity: crosses blood-retinal barrier to reach retina without an injection What is dAMD/GA Geographic atrophy (GA), the most advanced form of dry AMD, effects ~5M people WW and is associated with significant vision loss Unmet Need Current standard of care is primarily drug injections directly into eye(s) Pathophysiology Death of retinal pigment epithelium (RPE) cells due to failure to clear degradation products (poor trafficking) Sigma-2 receptor is involved in multiple processes underlying RPE death MOA of CT1812 Targeting of sigma-2 receptors rescues trafficking function in RPE cells

17 MAGNIFY: Phase 2 Proof-of-Concept Trial in dAMD/GA Unique MoA targeting retinal pigment epithelium Enrollment Criteria Treatment Period 24 months Assessments ‐ Age: ≥ 50 ‐ Diagnosis of dry AMD ‐ BCVA ≥ 24 letters (ETDRS) ‐ GA lesion ≥ 2.5 and ≤17.5mm2 ‐ Change in GA lesion area (FAF) ‐ Ellipsoid zone area (SD-OCT) ‐ Drusen volume (SD-OCT) ‐ Safety Randomized 1:1 Placebo (n=123) CT1812 200 mg (n=123) Oral QD Administration • Randomization to placebo or daily oral doses of CT1812 • N = 246 adults with GA secondary to dry AMD • Potential first oral for GA

Completed Studies Support Potential in Mild-to-Moderate AD

Ongoing Trials Expand CT1812 into New Indications

COG0203 - START
Early-to-mild Alzheimer's disease
Actively recruiting

COG1201 - SHIMMER
Mild-to-moderate DLB
Topline data YE2024

COG2201 - MAGNIFY
GA secondary to dry AMD
Actively recruiting

✓ SHINE

- 153 participants
- Consistent slowing cognitive decline (ADAS-Cog 11 and 13, MMSE, Cog Composite)
- Trends in functional benefit

✓ SEQUEL[1]

- 16 participants
- Normalization of brain waves across EEG measures
- Significant improvement in AEC-c and relative theta in central region

✓ SPARC[2]

- 23 participants
- Preservation of brain atrophy via volumetric MRI
- No change in SV2A treated or pbo

✓ SNAP[3]

- 3 participants
- Rapid displacement of Aβ oligomers via CSF
- Replication of preclinical findings via MEI

18

1. Vijverberg E et al. J Prev Alzheimers Dis (2024)
2. van Dyck, CH et al. Alz Res Therapy 16, 20 (2024)
3. LaBarbera, KM et al. Transl Neurodegener 2023, 12(24)

COGNITION Therapeutics

19 The Promise of CT1812 • First-in-class Aβ oligomer antagonism via sigma-2 receptor • Consistent efficacy in Alzheimer’s disease studies - ARIA unlikely to occur based on MoA • Potential first-to-market for DLB • Potential first oral for dAMD/GA • Well tolerated safety profile anticipated • Oral administration - No need for IV therapy, a key limitation of immunotherapeutics - No surveillance imaging required - Greater convenience and access

20 Current Financial Position Cash and cash equivalents $28.5 M Expected cash runway into 2Q 2025 Grant funding for CT1812 studies Preclinical through Phase 2 ~$171 M Approximate funding used ($113.7 M) Remaining grant funding $57.3M As of June 30, 2024

Tony Caggiano, MD, PhD CMO and Head of R&D acaggiano@cogrx.com Lisa Ricciardi President & CEO lricciardi@cogrx.com John Doyle Chief Financial Officer jdoyle@cogrx.com Thank You